UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 17, 2019

WAYFAIR INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36666	36-4791999
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Copley Place
Boston, MA 02116
(Address of principal executive offices, including zip code)
(617) 532-6100
(Registrant’s telephone number, including area code)
 N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	W	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On September 17, 2019, the Board of Directors (the “Board”) of Wayfair Inc. (the “Company”) accepted Romero Rodrigues’ resignation from the Board. Mr. Rodrigues resigned to allow room for the appointment of a new director. Mr. Rodrigues’ decision to resign was not related to a disagreement with the Company over any of its operations, policies or practices.

Election of Director

On September 17, 2019, the Board elected Anke Schäferkordt to the Board, effective immediately. Ms. Schäferkordt was also appointed to the Audit Committee.

There are no transactions between Ms. Schäferkordt and the Company that would be reportable under Item 404(a) of Regulation S-K. Ms. Schäferkordt was not selected as a director pursuant to any arrangement or understanding between her and any other person.

In connection with her election to the Board, the Board intends to grant Ms. Schäferkordt a restricted stock unit award under the Company's 2014 Incentive Award Plan with a value of $200,000 as of the date of grant, subject to a three year vesting schedule.

A copy of the Company's press release regarding these events is being furnished as Exhibit 99.1 to this 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on September 17, 2019
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAYFAIR INC.

Date: September 17, 2019	By:	/s/ ENRIQUE COLBERT
Enrique Colbert
General Counsel and Secretary

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